October 3, 2012

Dear ESOP Plan Participant:

Thank you for your support as we work toward completing the merger between Independent Bank Corp. (“Independent”) and Central Bancorp, Inc. (“Central”). We presently anticipate that the merger will be completed during the fourth quarter of 2012.

Each participant in the Central employee stock ownership plan (the “Plan”) has the opportunity to express their preference for receiving, as merger consideration for each share of Central common stock allocable to their Plan account, either (1) $32.00 in cash, without interest, (2) shares of Independent common stock having an equivalent value based on a formula as described in the accompanying materials or (3) a “mixed election” of both cash and shares of Independent common stock. Overall elections are subject to proration so that 40% of the Central shares (treating restricted stock award shares as outstanding shares) will be exchanged for cash and 60% for stock. As is customary, in order to preserve the tax-free nature of the transaction for those receiving Independent stock, the terms of the merger also make a general consideration adjustment possible in certain limited circumstances, which we do not currently anticipate.

Action is now required on your part to indicate the form of merger consideration you would prefer to receive for the shares of Central common stock allocable to your Plan account. Enclosed is a Merger Consideration Direction Form for your Plan account shares. Please complete, sign, and return this form to the exchange agent for the merger, Computershare Trust Company, N.A. (the “Exchange Agent” or “Computershare”), in order to direct the Plan administrator to make an election with respect to your Plan account shares. Please use the enclosed envelope to return your Merger Consideration Direction Form to the Exchange Agent. Insured mail is highly recommended. Do not send your Merger Consideration Direction Form or any other documents to Central or Independent.

Please note that the Merger Consideration Direction Form enclosed relates only to shares allocable to your Plan account. If you separately own shares of Central stock outside of the Plan, you will separately receive an election form and a letter of transmittal with respect to those shares.

Please act as soon as possible. The Merger Consideration Direction Form must be RECEIVED by the Exchange Agent no later than 5:00 p.m., Eastern Time, on October 30, 2012. You are encouraged to return your Merger Consideration Direction Form as promptly as practicable.

There is a limited period of time for you to deliver your Merger Consideration Direction Form. Therefore, we encourage you to submit your Merger Consideration Direction Form promptly. If you do not make a valid election, you will be deemed not to have made an election and, as a result, your Plan account shares may be exchanged for cash consideration, stock consideration or a combination of cash consideration and stock consideration as determined by Independent.

You can find additional information on the merger, its terms and related transactions in the enclosed Proxy Statement/Prospectus dated August 1, 2012, which was previously mailed to Central shareholders of record as of July 23, 2012 and is also available through the Securities and Exchange Commission’s web site at www.sec.gov. The information contained in the Proxy Statement/Prospectus is as of August 1, 2012, and does not reflect subsequent developments. However, the Proxy Statement/Prospectus incorporates by reference subsequent filings with the Securities and Exchange Commission by Independent. You should rely only on the information contained or expressly incorporated by reference in the Proxy Statement/Prospectus.

If you have any questions regarding the election materials, please call Georgeson Inc. at (866) 628-6021 (toll-free) or (212) 440-9800.

John D. Doherty Central Bancorp, Inc. Chairman and Chief Executive Officer	Christopher Oddleifson Independent Bank Corp. President and Chief Executive Officer

This form must be	CENTRAL BANCORP EMPLOYEE STOCK OWNERSHIP PLAN
received by Computershare no later than 5:00 p.m. Eastern Time on Tuesday, October 30, 2012	MERGER CONSIDERATION DIRECTION FORM

Plan Account Name:

INSTRUCTIONS:

You must complete, sign and date this Merger Consideration Direction Form and promptly submit it to Computershare in the envelope provided. Forms not received by 5:00 p.m. (Eastern Time) on Tuesday, October 30, 2012, will be deemed not to have made a direction and as a result, the Central shares in your Plan account may be exchanged for cash consideration, stock consideration or a combination of cash consideration and stock consideration in accordance with the proration procedures contained in the Merger Agreement. If you are signing as a beneficiary, alternate payee, attorney, executor, administrator, trustee or guardian, please give your full title as such and submit appropriate documentation supporting your authority.

MERGER CONSIDERATION DIRECTIONS:

As a participant, alternate payee or beneficiary in the Central Bancorp Employee Stock Ownership Plan (the “Plan”), you can direct the administrator (of the Plan to elect on your behalf cash, Independent Bank Corp. common stock (“Independent Shares”) or a combination of cash and Independent Shares. Your directions will be used to determine the “merger consideration” that will be allocated to your Plan account in exchange for the shares of Central common stock (the “Central Shares”) presently allocated to your Plan account. Your directions are subject to proration as described in the Proxy Statement/Prospectus mailed to you on or about August 3, 2012 and in the merger agreement between Independent and Central (the “Merger Agreement”). You are urged to read the Proxy Statement and the Merger Agreement in their entirety before completing this form. Your directions will apply to the total number of Central Shares allocated to your Plan account as of November 2, 2012. You can call Co-operative Banks Employees Retirement Association at (781) 551-8500 to determine the number of Central Shares held in your Plan account.

Choose ONE of the following options. If you do not submit a direction with respect to your Central Shares, you will be deemed not to have made a direction and as a result, your Central shares may be exchanged for cash consideration, stock consideration or a combination of cash consideration and stock consideration in accordance with the proration procedures contained in the Merger Agreement.

❑ I direct the Plan administrator to elect to receive CASH consideration of $32.00 for ALL (100%) of my Central Shares, subject to possible proration;

OR

❑ I direct the Plan administrator to elect to receive STOCK consideration for ALL (100%) of my Central Shares, subject to possible proration.

VOLUNTARY CORPORATE ACTIONS COY: INDB

OR

❑ I direct the Plan administrator to elect to receive a COMBINATION of CASH and STOCK consideration for my Central Shares based on the percentages of the Central Shares in my Plan account set forth below. Please write the whole percentage (no fractions) for each form of consideration you wish to receive in the spaces below:

            % (between 1% and 100%) in the form of CASH

            % (between 1% and 100%) in the form of INDEPENDENT SHARES

            % TOTAL (must equal 100%)

DIRECTION, ACKNOWLEDGEMENT AND SIGNATURE:

I hereby direct the Plan administrator to elect the merger consideration with respect to my Central Shares in my Plan account in accordance with the foregoing directions. In connection with my directions:

•	I understand and acknowledge that my directions will not be divulged on an individual basis to Central or its officers and directors.

•

I have read and understand the attached notice, which provides additional information about my directions and the treatment of merger consideration received by the Plan, the terms of which are incorporated herein.

•	I understand and acknowledge that I have received a copy of the Proxy Statement/Prospectus.

•	By signing this form, I hereby waive any previously submitted notice of objection to the merger and exercise of appraisal rights and waive any appraisal rights with respect to my Central Shares.

 Signature:

 Social Security Number for Account Holder:

 Print Name and Title (as applicable):

 Date:                                     Daytime Telephone No. (include area code):

Return Form to: COMPUTERSHARE TRUST COMPANY, N.A., Exchange Agent

By Mail:

Computershare Trust

Company, N.A. Attention:

Corporate Actions

P.O. Box 43011

Providence, RI 02940-3011

By Overnight Courier:

Computershare Trust

Company, N.A. Attention:

Corporate Actions

250 Royall Street, Suite V

Canton, MA 02021

By Facsimile Transmission:

(617) 360-6810

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

VOLUNTARY CORPORATE ACTIONS COY: INDB